Exhibit 99.2

UNAUDITED FINANCIAL STATEMENTS

IgDraSol, Inc.

(a development stage company)

Six Months Ended June 30, 2013 and 2012, and the Period

from May 17, 2012 (inception) through June 30, 2013

IgDraSol, Inc.

(a development stage company)

Unaudited Financial Statements

Six Months Ended June 30, 2013 and 2012, and the Period from May 17, 2012 (inception) through June 30, 2013

IgDraSol, Inc.

(a development stage company)

Unaudited Balance Sheet

June 30, 2013
Assets

Current assets:
Cash	$461,135
Development service fees receivable	74,376
Prepaid expenses	45,513

Total current assets	581,024

Property and equipment, net	125,550

Total assets	$706,574

Liabilities and stockholders’ deficit
Current liabilities:
Accounts payable	$450,633
Accrued expenses	102,450
Deferred revenue	81,667
Accrued payroll and related	221,987
Accrued interest on notes payable	6,850
Convertible notes payable to related parties, net of unamortized discount of $50,793	393,207

Total current liabilities	1,256,794

Commitments and contingencies

Stockholders’ deficit:
Common stock, $0.0001 par value; 10,000,000 shares authorized; 4,399,603 shares issued and outstanding at June 30, 2013	439
Additional paid-in capital	113,846
Deficit accumulated during the development stage	(664,505)

Total stockholders’ deficit	(550,220)

Total liabilities and stockholders’ deficit	$706,574

See accompanying notes

IgDraSol, Inc.

(a development stage company)

Unaudited Statements of Operations

			Period from May 17, 2012 (inception) through June 30, 2013

	Six Months Ended June 30,
	2013	2012 (1)
Revenue:
Option fees	$118,333		$118,333

Expenses:
Research and development	310,415		503,043
General and administrative	1,179,790		1,451,067

Total expenses	1,490,205		1,954,110

Loss from operations	(1,371,872)		(1,835,777)

Proceeds from sale of assets	1,210,000		1,210,000
Interest expense	(30,936)		(38,757)
Interest income	29		29

Net loss	$(192,779)		$(664,505)

(1)	Although the Company was incorporated effective May 17, 2012, it had no operating activity through June 30, 2012.

See accompanying notes

IgDraSol, Inc.

(a development stage company)

Unaudited Statements of Cash Flows

			Period from May 17, 2012 (inception) through June 30, 2013

	Six Months Ended December June 30,
	2013	2012 (1)
Operating activities
Net loss	$(192,779)		$(664,505)
Adjustments to reconcile net loss to net cash used in operating activities:
Noncash interest expense	25,689		31,898
Stock-based compensation expense	28,029		28,029
Noncash legal expenses	60,000		60,000
Depreciation and amortization expense	7,686		9,002
Changes in operating assets and liabilities:
Development service fees receivable	(74,376)		(74,376)
Prepaid expenses and other	(41,516)		(45,513)
Accounts payable and accrued expenses	515,838		559,936
Accrued payroll	(20,631)		221,987
Deferred revenue	81,667		81,667

Net cash provided by operating activities	389,607		208,125

Investing activities
Purchases of property and equipment	(133,236)		(133,236)

Net cash used in investing activities	(133,236)		(133,236)

Financing activities
Proceeds from issuance of (repurchase of ) common stock, net	(145)		2,246
Proceeds from the issuance of convertible notes	164,000		384,000

Net cash provided by financing activities	163,855		386,246

Net increase in cash	420,226		461,135
Cash at beginning of period	40,909		—

Cash at end of period	$461,135		$461,135

Supplemental disclosure:
Cash paid during the period for income taxes	$1,396		$1,396

Noncash financing activities:
In February 2013, the Company issued $60,000 in convertible notes payable in lieu of cash for legal services rendered.

(1)	Although the Company was incorporated effective May 17, 2012, it had no operating activity through June 30, 2012.

See accompanying notes

IgDraSol, Inc.

(a development stage company)

Notes to Unaudited Financial Statements

June 30, 2013

1. Organization, Basis of Presentation and Business Activities

IgDraSol, Inc. (the Company) was incorporated in the state of Delaware on May 17, 2012 (Inception). The Company is a privately held biotechnology company focused on the development of Cynviloq™, a micellar diblock copolymeric paclitaxel formulation drug product candidate for the treatment of oncology.

Through June 30, 2013, the Company has devoted substantially all of its efforts to in-licensing assets, raising capital, building infrastructure and product development, and has not realized revenues from its planned principal operations. Accordingly, the Company is considered to be in the development stage.

Business Activities

On March 7, 2013, the Company entered into various agreements with Sorrento Therapeutics, Inc. (Sorrento), a publicly traded company focused on the discovery, acquisition, development and commercialization of proprietary drug therapeutics for addressing significant unmet medical needs in the United States, Europe and additional international markets, as follows: (i) an exclusive option agreement, (ii) an asset purchase agreement pursuant to which the Company agreed to sell all documentation, equipment, information and other know-how related to micellar nanoparticle technology encompassing Tocosol® and related technologies, and (iii) an initial services agreement, pursuant to which, the Company is to provide certain product development and technology services related to Sorrento’s antibody platform.

Sorrento was granted an irrevocable option to acquire the Company by means of an agreement and plan of merger, and was paid a non-refundable lump sum payment of $200,000 in April 2013. Such payment was recorded as deferred revenue when received, and will be amortized over the life of the option period. Sorrento must exercise the option by the later of: (i) thirty (30) days after the receipt of the FDA End of Phase II meeting minutes for Cynviloq™, which were received by the Company on July 29, 2013, or (ii) September 30, 2013. If Sorrento exercises its option to acquire the Company, Sorrento will, pursuant to the merger agreement, issue the equivalent of 3,047,968 shares of Sorrento common stock to Company stockholders and, upon the later achievement of a specified regulatory milestone, Sorrento will issue an additional 1,306,272 shares of common stock to Company stockholders. For the six months ended June 30, 2013 and the period from Inception through June 30, 2013, the Company had recognized $118,333 as option fees revenue.

IgDraSol, Inc.

(a development stage company)

Notes to Unaudited Financial Statements (continued)

1. Organization, Basis of Presentation and Business Activities (continued)

The Company entered into an initial services agreement dated March 7, 2013 with Sorrento, wherein the Company has provided certain product development and technology services related to antibody-based nanotherapeutics. In March 2013, the Company was paid a non-refundable payment of $1,000,000 and the related services were completed prior to May 31, 2013. There are no further obligations under the initial services agreement. For the six months ended June 30, 2013 and for the period from Inception through June 30, 2013, the Company recorded $1,000,000 as a direct offset to the operating expenses associated with the initial services agreement.

In addition, the Company entered into an asset purchase agreement with Sorrento whereby it agreed to sell all documentation, equipment, information and other know-how related to micellar nanoparticle technology encompassing Tocosol® and related technologies for a sales price of $1,210,000. The sales price was paid in April 2013 and was recognized as other income during the six months ended June 30, 2013. Also in April 2013, the Company entered into a development services agreement with Sorrento related to the development of Tocosol® and related technologies. Sorrento will pay the Company up to $3,000,000 for services provided. For the six months ended June 30, 2013 and for the period from Inception through June 30, 2013, the Company recorded $846,059 as a direct offset to the operating expenses associated with the development services agreement.

See Note 7.

2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturity of three months or less to be cash equivalents.

IgDraSol, Inc.

(a development stage company)

Notes to Unaudited Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash. At times, the Company maintains deposits in federally insured financial institutions in excess of federally insured limits. Management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

Property and Equipment

Property and equipment are carried at cost less accumulated depreciation. Depreciation of property and equipment is computed using the straight-line method over the estimated useful lives of the assets, which are generally three to five years.

Fair Value of Financial Instruments

The carrying amounts of the Company’s financial instruments, which include cash, prepaid expenses, accounts payable, accrued expenses and deferred revenue, approximate their fair values at June 30, 2013, primarily because of the short-term nature of such instruments.

Revenue Recognition

The Company recognizes revenue from fees earned under option arrangements. Revenue is recognized when: (i) persuasive evidence of an arrangement exists, (ii) the services have been rendered, (iii) the price is fixed or determinable, and (iv) collectability is reasonably assured. Fees received under the Company’s initial and development service agreements have been recorded net against the related operating expenses.

Research and Development Costs

All research and development costs are charged to expense as incurred.

IgDraSol, Inc.

(a development stage company)

Notes to Unaudited Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Income Taxes

The provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 740-10, Uncertainty in Income Taxes, address the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC 740-10, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by taxing authorities, based on the technical merits of the position. The Company has determined that it has no uncertain tax positions. The Company is subject to taxation in the U.S. and state jurisdictions. Currently, no historical years are under examination.

The Company provides for income taxes using the asset and liability method to compute the differences between the tax basis of assets and liabilities and the related financial amounts, using currently enacted tax rates.

Stock-Based Compensation

The Company uses the Black-Scholes valuation model to calculate the fair value of stock options. Commencing with the adoption of the 2013 Equity Incentive Plan (see Note 5), the fair value of employee stock options was estimated at each grant date using the following assumptions:

Six Months Ended June 30, 2013
Weighted-average grant date fair value	$0.21
Risk-free interest rate	2.04%
Dividend yield and forfeiture rates	—
Expected life of options (years)	10.00
Volatility	79.75%

The risk-free interest rate assumption was based on the United States Treasury rates for U.S. Treasury zero-coupon bonds with maturities similar to those of the expected term of the

IgDraSol, Inc.

(a development stage company)

Notes to Unaudited Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

award being valued. The assumed dividend yield was based on the Company’s expectation of not paying dividends in the foreseeable future. The weighted-average expected life of options was calculated using the simplified method under SAB 107. This decision was based on the lack of relevant historical data due to the Company’s limited historical experience. In addition, due to the Company’s limited historical data, the estimated volatility incorporates the historical volatility of comparable companies whose share prices are publicly available.

For the six months ended June 30, 2013, and the period from Inception to June 30, 2013, the Company recognized employee related stock-based compensation expense of $28,029.

The total unrecognized employee compensation cost related to unvested stock option grants as of June 30, 2013 was $70,300, and the weighted-average period over which these grants are expected to vest is 1.8 years.

Warrant Accounting

The Company accounts for warrants pursuant to the authoritative guidance on accounting for derivative financial instruments indexed to, and potentially settled in, a company’s own stock, on the understanding that in compliance with applicable securities laws, the warrants require the issuance of registered securities upon exercise and therefore do not sufficiently preclude an implied right to a net cash settlement.

In 2012 and 2013, the Company issued warrants in connection with the issuance of the convertible notes payable. The detached warrants were valued and recorded as additional paid-in capital and a discount on the convertible notes payable. The warrant discount is being amortized over the maturity period of the convertible notes payable. See Notes 4 and 7.

IgDraSol, Inc.

(a development stage company)

Notes to Unaudited Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Fair Value Measurements

The Company categorizes its assets and liabilities measured at fair value in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures (ASC 820). ASC 820, among other things, defines fair value, establishes a consistent framework for measuring fair value and expands disclosure for each major asset and liability category measured at fair value on either a recurring or nonrecurring basis. ASC 820 clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, ASC 820 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

•	Level 1: Observable inputs such as quoted prices in active markets;

•	Level 2: Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

•	Level 3: Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

As of June 30, 2013, the Company did not have any financial instruments required to be measured at fair value.

Comprehensive Income

Comprehensive income is defined as the change in equity during a period from transactions and other events and circumstances from non-owner sources, including unrealized gains and losses on investments. Comprehensive loss was equal to net loss for all periods presented.

IgDraSol, Inc.

(a development stage company)

Notes to Unaudited Financial Statements (continued)

3. Distribution Rights Agreement

In October 2012, the Company entered into an exclusive distribution agreement with Samyang Biopharmaceutical Corporation (a South Korean company) (Samyang) for the exclusive rights to certain intellectual property related to CynviloqTM. Pursuant to the agreement, as amended, the Company has received distribution rights to the United States and 27 countries of the European Union. The initial agreement is for a term of 10 years, and shall be automatically extended for a period of two years each time thereafter.

Under the terms of the agreement, as amended, (i) the Company paid Samyang $50,000 in October 2012 and $50,000 in April 2013, (ii) the Company will pay Samyang $250,000 upon the achievement of certain development and regulatory approval goals, and (iii) Samyang will manufacture product for the Company.

4. Convertible Notes Payable

In 2012 and 2013, the Company entered into various Note and Warrant Purchase Agreements whereby the Company received $220,000 and $164,000 from the issuance of convertible promissory notes. In addition, in 2013, the Company issued a $60,000 convertible promissory note for legal services rendered. Such notes bear interest at 3% per annum and all notes mature between December 31, 2013 and June 30, 2014. In connection with the notes issuance, the Company issued warrants for the purchase of 739,997 shares of common stock at an exercise price of $0.60 per share. The majority of the notes and warrants were issued to related parties. See Note 7.

Interest expense related to the accretion of the warrant discount and accrued interest was $30,936 and $38,757 for the six months ended June 30, 2013 and for the period from Inception through June 30, 2013, respectively, of which $16,364 and $23,065, respectively, was recorded for related parties.

IgDraSol, Inc.

(a development stage company)

Notes to Unaudited Financial Statements (continued)

5. Stockholders’ Deficit

Common Stock

In July 2012, founders of the Company purchased 5,000,000 shares of restricted common stock for total consideration of $3,890, consisting of $2,754 of cash and $1,316 of certain contributed intellectual property rights. Such restricted stock vests anywhere between immediately upon issuance to 36 months after issuance. Upon termination of employment for any reason, the Company has the option to repurchase any unvested shares at the lesser of the then fair value of the common stock or the original purchase price from the founders. As of June 30, 2013, 600,397 shares had been repurchased for an aggregate repurchase price of $508. See Note 7.

Stock Option Plan

In March 2013, the Company adopted the 2013 Equity Incentive Plan (the Plan) under which 1,000,000 shares of common stock were reserved for issuance to employees, nonemployee directors and consultants of the Company. The Plan provides for the grant of incentive stock options, nonstatutory stock options, phantom stock and rights to purchase restricted stock to eligible recipients. Recipients of incentive stock options shall be eligible to purchase shares of the Company’s common stock at an exercise price equal to no less than the estimated fair market value of such stock on the date of grant. The maximum term of options granted under the Plan is ten years. Option grants generally vest 25% on the first anniversary of the commencement date, with the balance vesting monthly over the remaining three years. The Company also has the right of first refusal to purchase any proposed disposition of shares issued under the Plan.

As of June 30, 2013, 563,136 options were outstanding and 436,864 remain available for future grants under the Plan. See Note 7.

6. Commitments and Contingencies

Leases

From Inception through March 2013, the Company utilized office space provided by Biomiga Diagnostics, a privately held company owned primarily by the CEO of IgDraSol, under a month to month oral agreement. The aggregate cost from Inception through March 31, 2013 was $24,800. Effective in April 2013, the Company entered into a one year lease for its corporate office facility under a noncancelable operating lease that expires in March 2014. The Company provided a cash deposit of $12,832 to secure its obligations under the lease. Rental expense from April 1, 2013 through June 30, 2013 and for the period from Inception through June 30, 2013, was $12,429. As of June 30, 2013, future minimum lease obligations were $37,287.

IgDraSol, Inc.

(a development stage company)

Notes to Unaudited Financial Statements (continued)

Merger Closing Deal Payment

If Sorrento exercises its option to acquire the Company, certain employees that participated in facilitating the merger will be paid bonus compensation aggregating $600,000. See Note 7.

7. Subsequent Events

The Company evaluated the subsequent events through September 30, 2013, the date on which these financial statements were available to be issued.

Merger Agreement

On September 9, 2013, the Company merged with Sorrento. In connection with the closing of the merger, (i) all convertible notes and accrued interest were paid in full, (ii) all outstanding unvested options were vested immediately in accordance with the Plan, (iii) all options and warrants were exercised or subject to buyout by Sorrento, and (iv) all outstanding shares of common stock were exchanged for 3,006,641 shares of Sorrento common stock.